UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2020

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Form 8-K/A

On April 14, 2020, GSE Systems, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2019 (the “Earnings Release”) and furnished the required related Current Report on Form 8-K (the “Report”) to the U.S.  Securities and Exchange Commission on the same day.

Before June 15, 2020, the Company concluded that, as a result of the global COVID-19 pandemic’s impact on the Company’s operating performance and the financial covenants contained in the Company’s debt agreements with Citizen’s Bank related to such operating performance, the Company believes that it is probable that the Company will not meet the requirements of its financial covenants during all of 2020. If the Company’s debt becomes due and payable as a result of a covenant violation, it calls into question the Company’s ability to continue as a going concern. As a result of the foregoing, the Company no longer believes that it can rely upon forecasted future earnings and their impact on future taxable income in its valuation allowance analysis. Accordingly, as reflected in the Company’s annual report filed on Form 10-K on June 11, 2020, the Company has determined that it does not have sufficient positive, objectively verifiable evidence to substantiate the realizability of the U.S. deferred tax assets at December 31, 2019 and, therefore, a valuation allowance is appropriate on its U.S. deferred tax assets in the amount of $6.9 million, with the exception of its alternative minimum tax credit that will be refunded upon the filing of its 2019 U.S. federal income tax return. Further, due to a history of losses in the U.K. and Sweden and the inability to rely upon forecasted future earnings in China and Slovakia due to the going concern opinion, the Company does not have sufficient positive, objectively verifiable evidence to substantiate the recovery of the deferred tax assets for its U.K., Swedish, and Chinese deferred tax assets at December 31, 2019. Accordingly, a full valuation allowance of $0.7 million has been established on these deferred tax assets, predominantly comprised of net operating losses.

 While the foregoing does not impact previously disclosed revenue, gross profit and Adjusted EBITDA (as defined and reconciled in the Earnings Release), it does impact 2019 operating income (loss), Adjusted net income (as defined and reconciled in the Earnings Release) and the tax disclosure contained in the Earnings Release in the manner reflected below. The foregoing disclosures were in the financial statements included in the Form 10-K for the year-end December 31, 2019, which was filed on June 11, 2020.

Item 2.02	Results of Operations and Financial Condition

 On April 14, 2020, the Company issued the Earnings Release. Attached as Exhibit 99.1 is an updated press release reporting correcting its earnings release related to its financial results for the quarter and year ended December 31, 2019.

 On June 11, 2020, the Company concluded a valuation allowance is appropriate on its U.S. deferred tax assets in the amount of $6.9 million, with the exception of its alternative minimum tax credit that will be refunded upon the filing of its 2019 U.S. federal income tax return. Further, due to a history of losses in the U.K. and Sweden and the inability to rely upon forecasted future earnings in China and Slovakia due to the going concern opinion, the Company does not have sufficient positive, objectively verifiable evidence to substantiate the recovery of the deferred tax assets for its U.K., Swedish, and Chinese deferred tax assets at December 31, 2019. Accordingly, a full valuation allowance of $0.7 million has been established on these deferred tax assets, predominantly comprised of net operating losses.

 As a result of the forgoing, the following corrections to the Earnings Release are required for the year-ended December 31, 2019:
•	The Company experienced an operating loss of $(7.4) million rather than $(7.1) million as disclosed in the Earnings Release;
•	The Company incurred a net loss of $(12.1) million or $(0.60) per diluted share rather than $(4.9) million and $(0.25) per diluted share, respectively.
•	Adjusted net income was $8.0 million or $0.39 per diluted share rather than $2.4 million and $0.12 per diluted share, respectively.
•	At December 31, 2019, working capital totaled $(3.7) million and the current ratio equaled 0.9x rather than $3.8 million and 1.1x, respectively.

Further, the following corrections to the Earnings Release are required for the quarter-ended December 31, 2019:

•	The Company experienced an operating loss of $(1.9) million rather than $(1.5) million as disclosed in the Earnings Release;
•	The Company incurred a net loss of $(6.6) million or $(0.32) per diluted share rather than net income of $(0.6) million and $0.03 per diluted share, respectively.
•	Adjusted net income was $6.0 million or $0.29 per diluted share rather than $1.2 million and $0.06 per diluted share, respectively.

 Finally, the Company recorded tax expense of $6.6 million for the quarter ended December 31, 2019 and, because the Company does not believe that it is more likely than not that they will be able to realize their deferred tax assets for its U.S. and foreign deferred tax assets at December 31, 2019, established a $7.6 million valuation allowance for its net deferred tax assets.

 No other changes were required to the information disclosed in the Earnings Release and none of the foregoing impacts revenue, gross profit or Adjusted EBITDA for either the year- or quarter-ended December 31, 2019.

 A copy of the June 15, 2020 earnings release, reflecting the forgoing corrections, is attached hereto as an exhibit to this Form 8-K/A.

 The information furnished in this Item 2.02, including Exhibit 99.1 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1 The press release of GSE Systems, Inc., dated June 15, 2020, announcing financial results for the quarter and year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: June 15, 2020	/s/ Emmett Pepe
Emmett Pepe
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	The press release of GSE Systems, Inc. dated June 15, 2020 announcing the financial results for the quarter and year ended December 31, 2019.